MUNIVEST
                                                                 FUND, INC.

                                [GRAPHIC OMITTED]

                                                        STRATEGIC
                                                                 Performance

                                                                 Annual Report
                                                                 August 31, 1998

MUNIVEST FUND, INC.

The Benefits and Risks of Leveraging

MuniVest Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pick-up on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock (that is, its price as listed on the American Stock Exchange), may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, interest rates on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in such securities.

Important Tax Information (unaudited)

All of the net investment income distributions paid monthly by MuniVest Fund, Inc. during its taxable year ended August 31, 1998 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, there were no capital gains distributed by the Fund during the year.

Please retain this information for your records.

                                            MuniVest Fund, Inc., August 31, 1998

DEAR SHAREHOLDER

For the year ended August 31, 1998, the Common Stock of MuniVest Fund, Inc. earned $0.592 per share income dividends, which included earned and unpaid dividends of $0.051. This represents a net annualized yield of 5.80%, based on a month-end per share net asset value of $10.20. Over the same period, the total investment return on the Fund's Common Stock was +9.52%, based on a change in per share net asset value from $9.89 to $10.20, and assuming reinvestment of $0.592 per share income dividends.

For the six months ended August 31, 1998, the total investment return on the Fund's Common Stock was +3.94%, based on a change in per share net asset value from $10.11 to $10.20, and assuming reinvestment of $0.292 per share income dividends.

For the six months ended August 31, 1998, the Fund's Preferred Stock had an average yield as follows: Series A, 3.24%; Series B, 3.32%; Series C, 3.75%; Series D, 3.74%; and Series E, 3.51%.

The Municipal Market Environment

Long-term tax-exempt bond yields declined slightly during the six months ended August 31, 1998. Throughout most of this year, foreign economic factors have continued to outweigh US domestic fundamentals. Thus far this year, the near absence of inflationary pressures in the United States continued to support low interest rates. Consistently strong domestic economic growth has caused some investors to fear that the Federal Reserve Board would be forced eventually to raise short-term interest rates. This action would be taken to ensure that the US economy's present rate of growth would decelerate before any inflationary pressures could develop. However, the weakening financial conditions in many Asian countries, combined with the currency devaluation in Russia, calmed investor concerns of Federal Reserve Board intervention, and fixed-income bond prices have moved higher. As measured by the Bond Buyer Revenue Bond Index, long-term uninsured municipal bond yields fell approximately 10 basis points (0.10%) to end the six-month period at 5.26%. As in late 1997 and early 1998, US Treasury bond yields benefited from a "flight to quality" as foreign investors were drawn to the relative safe haven of US Government securities. Additionally, the sharp US equity market correction at the end of August triggered an additional flight into US Treasury securities. Long-term US Treasury bond yields declined approximately 70 basis points to end the six-month period at 5.21%.

Thus far in 1998, the municipal bond market has experienced unexpectedly strong supply pressures. To a large extent, these supply pressures have prevented tax-exempt bond yields from declining as much as US Treasury bond yields. During the first eight months of 1998, almost $150 billion in new tax-exempt bonds were underwritten, an increase of about 40% compared to the same period a year ago. During the most recent three months, municipalities issued almost $75 billion in new securities, an increase of nearly 25% compared to the same three-month period in 1997.

However, the recent pace of new municipal bond issuance is unlikely to be maintained. Continued increases in bond issuance will require lower and lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond refinancings. Preliminary estimates for 1998 total municipal bond issuance are in the $200 billion-$225 billion range. These estimates suggest that recent supply pressures, which have lessened recently, are likely to abate further later in the year.

The continued impact of the Asian financial crisis on the US domestic economy's future growth remains unclear. Current Asian economic conditions continue to reflect ongoing weakness. Recent trade data indicated that reduced US exports to these countries might have lowered US economic growth in the first half of 1998 by as much as 2%. Since further trade deterioration is likely in the coming months, we do not believe the Federal Reserve Board will be willing to raise interest rates, barring a dramatic and unexpected resurgence of domestic inflation.

These factors suggest that over the near term, interest rates in general are unlikely to rise by any appreciable amount. Recent supply pressures have caused municipal bond yield ratios to rise relative to US Treasury bond yields. At August 31, 1998, long-term tax-exempt bond yields were at attractive yield ratios relative to US Treasury securities of comparable maturities (over 90%), well in excess of their expected range of 85%-88%. Tax-exempt bond yield ratios have rarely exceeded 90% in the 1980s and 1990s. Previous instances have usually been associated with potential changes in Federal tax codes that would have adversely affected the tax-favored status of municipal bonds. The present situation has developed largely because of a temporary supply imbalance. These imbalances should soon be corrected as tax-exempt bond issuance slows from its current rapid pace later this year. Any further pressure on the municipal market may well represent a very attractive investment opportunity.

Portfolio Strategy

During the six-month period ended August 31, 1998, we maintained our constructive approach to the municipal bond market that we adopted earlier this year. The combination of moderate US economic growth and continued financial turmoil in Asia has produced a very beneficial environment for fixed-income securities. As the economic contraction in Asia appears to be spreading to much of the rest of the world, it became unlikely that the Federal Reserve Board would change short-term interest rates during the period. Consequently, we maintained a fully invested position for the Fund in order to seek to enhance shareholder income, and placed an emphasis on interest rate-sensitive issues so as to fully participate in recent market price appreciation.

Looking ahead, we expect to maintain our constructive approach toward the municipal market, taking into account the prospect of a significant US equity market correction. It is our opinion that the US economy will continue to slow in response to weak economic conditions in Asia and, more importantly, in the major US trading partners of Canada and Mexico. Should international economic weakness seriously jeopardize US economic growth, we would expect the Federal Reserve Board to lower short-term interest rates to prevent the United States from suffering similar declines. At that time, we would begin to reduce our position in aggressively structured securities while remaining fully invested in an effort to seek to maintain the Fund's current attractive dividend.

In Conclusion

We appreciate your ongoing interest in MuniVest Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Arthur Zeikel

Arthur Zeikel
President


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Fred K. Stuebe

Fred K. Stuebe
Vice President and Portfolio Manager

September 28, 1998

Quality Profile

The quality ratings of securities in the Fund as of August 31, 1998 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                             Net Assets
--------------------------------------------------------------------------------

AAA/Aaa ..................................................                 40.6%
AA/Aa ....................................................                 28.1
A/A ......................................................                 18.9
BBB/Baa ..................................................                  9.5
NR (Not Rated) ...........................................                  0.3
Other* ...................................................                  4.6
--------------------------------------------------------------------------------
*     Temporary investments in short-term municipal securities.


                                     2 & 3

                                            MuniVest Fund, Inc., August 31, 1998

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                       S&P    Moody's     Face                                                                           Value
STATE                Ratings  Ratings    Amount     Issue                                                               (Note 1a)
================================================================================================================================
Alabama--5.5%                                       Alabama HFA, S/F Mortgage Revenue Bonds (d):
                       NR*     Aaa      $ 4,165       (College Home Mortgage), Series A-1, 5.20% due
                                                      4/01/2017 (b)                                                     $  4,219
                       AAA     NR*        9,740       Series A, 7.60% due 10/01/2022                                      10,220
                       BBB     Baa1       8,750     Courtland, Alabama, IDB, IDR, Refunding (Champion
                                                    International Corporation), Series A, 7.20% due
                                                    12/01/2013                                                             9,701
                                                    Courtland, Alabama, IDB, Solid Waste Disposal
                                                    Revenue Bonds (Champion International Corporation
                                                    Project), AMT:
                       BBB     Baa1       5,000       7% due 6/01/2022                                                     5,463
                       BBB     Baa1       6,170       Series A, 6.375% due 3/01/2029                                       6,577
                       AAA     Aaa       12,500     Jefferson County, Alabama, Sewer Revenue Bonds,
                                                    RITR, Series 7, 6.82% due 2/01/2027 (f)(j)                            13,309
================================================================================================================================
Alaska--2.4%                                        North Slope Boro, Alaska, GO, UT, Series B (c):
                       AAA     Aaa        6,000       5.10%** due 1/01/2002                                                5,237
                       AAA     Aaa        6,000       5.20%** due 1/01/2003                                                5,017
                                                    Valdez, Alaska, Marine Terminal Revenue Refunding
                                                    Bonds:
                       A1+     P1         3,100       (Exxon Pipeline Company Project), VRDN, Series A,
                                                      3.65% due 12/01/2033 (g)                                             3,100
                       AA      Aa3        7,250       (Sohio Pipeline--BP Oil), 7.125% due 12/01/2025                      8,082
================================================================================================================================
Arizona--1.5%          A1+     VMIG1+     9,500     Maricopa County, Arizona, IDA, Hospital Facilities
                                                    Revenue Bonds (Samaritan Health Service Hospital),
                                                    VRDN, Series B-2, 3.25% due 12/01/2008 (g)                             9,500
                       A1+     P1           200     Maricopa County, Arizona, Pollution Control
                                                    Corporation, PCR, Refunding (Arizona Public  Service
                                                    Co.), VRDN, Series E, 3.70% due 5/01/2029 (g)                            200
                       AAA     NR*        3,000     Phoenix, Arizona, Civic Improvement Corporation,
                                                    Wastewater System, Lease Revenue Bonds, 6.125% due
                                                    7/01/2003 (a)                                                          3,345
================================================================================================================================
California--2.0%       AA      Aaa        7,000     California State Department of Water Resources
                                                    Revenue Bonds (Central Valley Project--Water
                                                    Systems), Series P, 6.50% due 6/01/2006 (a)                            8,207
                       AAA     Aaa        8,500     University of California Revenue Bonds (Multiple
                                                    Purpose Projects), Series D, 6.375% due 9/01/2002 (a)(c)               9,482
================================================================================================================================
Colorado--3.3%         NR*     Aaa        5,000     Arapahoe County, Colorado, Capital Improvement Trust
                                                    Fund, Highway Revenue Bonds (SR-E-470 Project),
                                                    Series B, 7% due 8/31/2005 (a)                                         6,001
                                                    Denver, Colorado, City and County Airport Revenue
                                                    Bonds:
                       BBB     Aaa        1,720       AMT, Series C, 6.75% due 11/15/2002 (a)                              1,937
                       BBB     Baa1       9,850       AMT, Series C, 6.75% due 11/15/2013                                 10,837
                       BBB     Baa1       1,485       AMT, Series C, 6.75% due 11/15/2022                                  1,625
                       AAA     Baa1       5,490       Series A, 7.25% due 11/15/2002 (a)                                   6,297
                       AAA     NR*        1,850       Series A, 7.25% due 11/15/2002 (a)                                   2,119
                       AAA     NR*          680     El Paso County, Colorado, Local S/F Mortgage Revenue
                                                    Bonds, AMT, Series A, 8% due 9/01/2022 (d)                               716
================================================================================================================================
Connecticut--0.0%      A1+     VMIG1+       100     Connecticut State Development Authority, PCR,
                                                    Refunding (Western Massachusetts Electric Co.),
                                                    VRDN, Series A, 3.15% due 9/01/2028 (g)                                  100
================================================================================================================================
Delaware--0.5%         AAA     Aaa        3,630     Delaware Transportation Authority, Transportation
                                                    System, Senior Revenue Bonds, 7% due 7/01/2004 (a)(f)                  4,251
================================================================================================================================
Florida--1.4%          NR*     Aaa        7,345     Florida HFA, Home Ownership Revenue Bonds, AMT,
                                                    Series G-1, 7.90% due 3/01/2022 (d)                                    7,755
                       AAA     Aaa        4,800     Miami-Dade County, Florida, Professional Sports
                                                    Franchise Facilities Tax Revenue Refunding Bonds,
                                                    4.75% due 10/01/2030 (c)                                               4,591
                       A1+     VMIG1+       100     Saint Lucie County, Florida, PCR, Refunding (Florida
                                                    Power & Light Company Project), VRDN, 3.70% due
                                                    1/01/2026 (g)                                                            100
================================================================================================================================
Georgia--5.7%                                       Georgia Municipal Electric Authority, Power Revenue
                                                    Bonds:
                       A+      A3        12,940       Series Y, 6.50% due 1/01/2017                                       15,114
                       A       A3         4,850       UT, Series W, 6.60% due 1/01/2018                                    5,744
                                                    Georgia State, GO:
                       AAA     Aaa        8,410       Series C, UT, 5.75% due 9/01/2007                                    9,432
                       AAA     Aaa        6,400       Series F, 6.50% due 12/01/2006                                       7,475
                       AAA     Aaa        5,000       Series F, 6.50% due 12/01/2007                                       5,903
                       AAA     Aa         1,550     Georgia State, HFA, S/F Mortgage Revenue Bonds,
                                                    AMT, Sub-Series A-2, 6.55% due 12/01/2027                              1,668
                       A       A3         4,785     Monroe County, Georgia, Development Authority, PCR,
                                                    Refunding (Oglethorpe Power Scherer), Series A, 6.80%
                                                    due 1/01/2011                                                          5,741
================================================================================================================================
Hawaii--1.6%                                        Hawaii State Department of Budget and Finance, Special
                                                    Purpose Mortgage Revenue Bonds:
                       AA-     NR*        3,500       (Citizens Utility Company), AMT, Series 91-A,
                                                      6.66% due 11/01/2021                                                 3,777
                       A       A2        10,000       (Kapi'Olani Health Obligations), 6.25% due
                                                      7/01/2021                                                           10,910
================================================================================================================================
Idaho--0.6%            NR*     Aaa        4,695     Idaho Housing Agency, S/F Mortgage, AMT, Series E-2,
                                                    6.90% due 1/01/2027                                                    5,043
================================================================================================================================
Illinois--7.0%         AAA     Aaa        6,950     Chicago, Illinois, Sales Tax Revenue Bonds, RITR,
                                                    Series 24, 6.87% due 1/01/2027 (f)(j)                                  7,432
                                                    Illinois Educational Facilities Authority Revenue Bonds
                                                    (a):
                       NR*     NR*        2,500       (Chicago Osteopathic Health System), 7.25% due
                                                      11/15/2019                                                           3,160
                       NR*     A1         2,000       Refunding (Loyola University--Chicago), Series A,
                                                      7.125% due 7/01/2001                                                 2,211
                                                    Illinois HDA, Revenue Bonds (M/F Housing Program):
                       A+      A1           660       Refunding, Series A, 7.375% due 7/01/2017                              722
                       A+      A1         7,000       Series 5, 6.75% due 9/01/2023                                        7,584
                                                    Illinois Health Facilities Authority Revenue Bonds:
                       NR*     Baa1       2,650       (Holy Cross Hospital Project), 6.70% due 3/01/2014                   2,904
                       A1+     VMIG1+     1,800       (Northwestern Memorial Hospital), VRDN, 3.65%
                                                      due 8/15/2025 (g)                                                    1,800
                       NR*     Baa1       2,205       (Ravenswood Hospital Medical Center), 6.85% due
                                                      6/01/2012                                                            2,374
                       NR*     Baa1       7,375       (Ravenswood Hospital Medical Center), 6.90% due
                                                      6/01/2022                                                            7,960
                       AA      A1         9,000       Refunding (Advocate Health Care), Series A, 5.875%
                                                      due 8/15/2022                                                        9,674
                       A1+     P1         1,900     Joliet, Illinois, Regional Port District, Marine Terminal
                                                    Revenue Refunding Bonds (Exxon Corporation),
                                                    VRDN, 3.65% due 10/01/2024 (g)                                         1,900
                       BBB     NR*        2,500     Lansing, Illinois, Tax Increment Revenue Refunding
                                                    Bonds (Sales Tax--Landings Redevelopment), 7% due
                                                    12/01/2008                                                             2,786
================================================================================================================================

Portfolio Abbreviations

To simplify the listings of MuniVest Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT         Alternative Minimum Tax (subject to)
GO          General Obligation Bonds
HDA         Housing Development Authority
HFA         Housing Finance Agency
IDA         Industrial Development Authority
IDB         Industrial Development Board
IDR         Industrial Development Revenue Bonds
INFLOS      Inverse Floating Rate Municipal Bonds
M/F         Multi-Family
PCR         Pollution Control Revenue Bonds
RIB         Residual Interest Bonds
RITR        Residual Interest Trust Receipts
S/F         Single-Family
UT          Unlimited Tax
VRDN        Variable Rate Demand Notes


                                     4 & 5

                                            MuniVest Fund, Inc., August 31, 1998

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                       S&P    Moody's     Face                                                                           Value
STATE                Ratings  Ratings    Amount     Issue                                                               (Note 1a)
================================================================================================================================
Illinois                                            Regional Transportation Authority, Illinois:
(concluded)            AAA     Aaa      $ 3,500       Series A, 7.20% due 11/01/2020 (h)                                $  4,569
                       AAA     Aaa        4,000       UT, Series C, 7.75% due 6/01/2020 (f)                                5,521
                       AAA     Aaa        2,500       UT, Series C, 7.10% due 6/01/2025 (f)                                2,877
================================================================================================================================
Indiana--9.6%          AAA     NR*        5,250     Indiana Bond Bank Revenue Bonds (Guarantee State
                                                    Revolving Fund Program), Series A, 6.75% due
                                                    2/01/2017                                                              5,984
                                                    Indiana Health Facilities Financing Authority, Hospital
                                                    Revenue Refunding Bonds:
                       AA      Aa3       10,250       (Clarian Health Partners Inc.), Series A, 6% due
                                                      2/15/2021                                                           11,120
                       BBB+    NR*        3,000       (Hancock Memorial Hospital Health Services),
                                                      6.125% due 8/15/2017                                                 3,241
                       NR*     Aaa        5,290     Indiana State, HFA, S/F Mortgage Revenue Refunding
                                                    Bonds, Series A, 6.80% due 1/01/2017                                   5,610
                       NR*     Aaa        6,905     Indiana Transportation Finance Authority, Airport
                                                    Facilities Lease Revenue Bonds, Series A, 6.50% due
                                                    11/01/2002 (a)                                                         7,721
                       AA-     Aa2        7,195     Indiana Transportation Finance Authority, Highway
                                                    Revenue Bonds, Series A, 6.80% due 12/01/2016                          8,792
                                                    Indianapolis, Indiana, Local Public Improvement Bond
                                                    Bank, Revenue Refunding Bonds, Series D:
                       AA      NR*       15,335       6.75% due 2/01/2014                                                 18,403
                       AA      NR*       20,350       6.75% due 2/01/2020                                                 22,577
                       A1      VMIG1+       400     Jasper County, Indiana, PCR, Refunding (Northern
                                                    Indiana Public Service), VRDN, Series C, 3.70% due
                                                    4/01/2019 (g)                                                            400
                       AA-     Aa2        2,000     Purdue University, Indiana, University Revenue Bonds
                                                    (Student Fee), Series B, 6.70% due 1/01/2005 (a)                       2,334
================================================================================================================================
Iowa--0.3%             NR*     Aaa        2,790     Iowa Finance Authority, S/F Mortgage Revenue Bonds,
                                                    AMT, Series A, 7.90% due 11/01/2022 (d)                                2,928
================================================================================================================================
Louisiana--1.5%        BBB+    A3         4,000     De Soto Parish, Louisiana, Environmental Improvement
                                                    Revenue Refunding Bonds (International Paper Co.
                                                    Project), AMT, Series B, 6.55% due 4/01/2019                           4,417
                       NR*     A3         3,000     Lake Charles, Louisiana, Harbor and Terminal District,
                                                    Port Facilities Revenue Refunding Bonds (Trunkline
                                                    Long Company Project), 7.75% due 8/15/2022                             3,448
                       A+      A1         5,000     Louisiana Public Facilities Authority Revenue Bonds
                                                    (Tulane University), 6.625% due 11/15/2002 (a)                         5,604
================================================================================================================================
Massachusetts--6.1%    AAA     Aaa        2,035     Boston, Massachusetts, Water and Sewer Commission
                                                    Revenue Bonds, Series A, 9.25% due 1/01/2011 (e)                       2,872
                       AA-     Aa3        3,010     Massachusetts Bay Transportation Authority Refunding
                                                    (Massachusetts General Transportation Systems), Series
                                                    A, 7% due 3/01/2019                                                    3,777
                                                    Massachusetts State Health and Educational Facilities
                                                    Authority Revenue Bonds (i):
                       AAA     Aaa        7,300       6.70% due 8/15/2021                                                  7,945
                       AAA     Aaa        5,000       (Harvard Pilgrim Health), Series A, 4.75% due
                                                      7/01/2022                                                            4,786
                       A       A1        30,000     Massachusetts State Water Resource Authority, Series A,
                                                    6.50% due 7/15/2019                                                   36,033
================================================================================================================================
Michigan--5.0%         AA+     NR*        8,555     Michigan State, HDA, S/F Mortgage Revenue Refunding
                                                    Bonds, AMT, Series D, 6.85% due 6/01/2026                              9,200
                                                    Michigan State Hospital Finance Authority Revenue
                                                    Refunding Bonds:
                       A-      A3         3,250       (Detroit Medical Center Obligation Group), Series A,
                                                      6.25% due 8/15/2013                                                  3,552
                       A-      A3         7,930       (Detroit Medical Center Obligation Group), Series A,
                                                      6.50% due 8/15/2018                                                  8,680
                       NR*     A1         2,500       (McLaren Health Care Corp.), Series A, 5% due
                                                      6/01/2028                                                            2,412
                       NR*     VMIG1+       100       (Mount Clemens Hospital), VRDN, 3.45% due
                                                      8/15/2015 (g)                                                          100
                       AAA     Aaa        3,000     Michigan State Strategic Fund, Limited Obligation
                                                    Revenue Refunding Bonds (Detroit Edison Company
                                                    Plantation Project), 6.875% due 12/01/2021 (f)                         3,288
                       NR*     P1         4,300     Michigan State Strategic Fund, PCR, Refunding
                                                    (Consumers Power Project), VRDN, Series A, 3.70% due
                                                    4/15/2018 (g)                                                          4,300
                       AA-     Aa3        2,265     Royal Oak, Michigan, Hospital Finance Authority,
                                                    Revenue Refunding Bonds (Beaumont Properties, Inc.),
                                                    Series E, 6.625% due 1/01/2019                                         2,464
                                                    Wayne Charter County, Michigan, Airport Revenue
                                                    Bonds (Detroit Metropolitan--Wayne County) (c):
                       AAA     Aaa        2,500       Series A, 5.375% due 12/01/2015                                      2,606
                       AAA     Aaa        5,000       Series A, 5% due 12/01/2028                                          4,870
                       AAA     Aaa        3,365       Series B, 5% due 12/01/2028                                          3,308
================================================================================================================================
Minnesota--2.5%                                      Minnesota State, HFA, S/F Mortgage Revenue Bonds:
                       AA      Aa2        3,425       AMT, Series L, 6.70% due 7/01/2020                                   3,657
                       AA      Aa2        5,390       AMT, Series M, 6.70% due 7/01/2026                                   5,755
                       AA      Aa2        4,005       Series H, 6.70% due 1/01/2018                                        4,305
                       AA      Aa2        1,960       Series Q, 6.70% due 1/01/2017                                        2,099
                       BBB     Baa1       5,700     Sartell, Minnesota, PCR, Refunding (Champion
                                                    International Corp.), 6.95% due 10/01/2012                             6,252
================================================================================================================================
Mississippi--0.3%      NR*     P1         3,000     Jackson County, Mississippi, PCR, Refunding (Chevron
                                                    USA, Inc. Project), VRDN, 3.70% due 6/01/2023 (g)                      3,000
================================================================================================================================
Nebraska--0.6%         AAA     NR*        5,100     Nebraska, Higher Education Loan Program, Inc. (Student
                                                    Loan Program), VRDN, AMT, Series C, 3.45% due
                                                    12/01/2016 (g)                                                         5,100
================================================================================================================================
Nevada--1.5%           AAA     Aaa        5,000     Clark County, Nevada, School District, GO, 6.75% due
                                                    12/15/2004 (a)(f)                                                      5,790
                                                    Nevada Housing Division,
                                                    S/F Program, AMT:
                       NR*     Aa         2,230       (Mezzanine), Series A, 6.55% due 10/01/2012                          2,395
                       AAA     Aaa        3,070       Series E, 7% due 10/01/2019                                          3,319
                       AAA     NR*        1,235     Nevada State Housing Division, Housing Revenue Bonds
                                                    (Multi-Unit), AMT, Issue B, 7.45% due 10/01/2017 (b)                   1,363
                       A1+     P1           700     Washoe County, Nevada, Water Facility Revenue Bonds
                                                    (Sierra Pacific Power Co. Project), VRDN, AMT, 3.75%
                                                    due 12/01/2020 (g)                                                       700
================================================================================================================================
New Jersey--0.4%       AAA     Aaa        3,000     New Jersey State Housing and Mortgage Finance
                                                    Agency Revenue Bonds (Home Buyer), AMT, Series M,
                                                    6.95% due 10/01/2022 (c)                                               3,269
================================================================================================================================
New Mexico--0.3%                                    Farmington, New Mexico, PCR, Refunding (Arizona
                                                    Public Service Company), VRDN (g):
                       A1+     P1         1,900       Series A, 3.60% due 5/01/2024                                        1,900
                       A1+     P1           400       Series B, 3.70% due 9/01/2024                                          400
================================================================================================================================
New York--15.6%        AAA     Aaa       13,345     Long Island Power Authority, New York, Electric
                                                    System, General Revenue Bonds, Series A, 5.50% due
                                                    12/01/2029 (c)                                                        13,809
                       AAA     Aaa       11,000     Metropolitan Transportation Authority of New York,
                                                    Commuter Facilities Revenue Bonds, Series C-1, 5.375%
                                                    due 7/01/2027 (f)                                                     11,397
                       AAA     Aaa       14,355     Metropolitan Transportation Authority of New York,
                                                    Transportation Facilities Revenue Bonds, Series B, 4.75%
                                                    due 7/01/2026 (f)                                                     13,839
                                                    New York City, New York, GO, UT:
                       A-      A3         3,750       Refunding, Series C, 5.875% due 2/01/2016                            4,023
                       A-      A3         5,000       Refunding, Series F, 5.875% due 8/01/2024                            5,354
                       A-      A3           430       Series B, 7% due 6/01/2016                                             467
                       A-      A3         2,800       Series B, 5.875% due 8/15/2016                                       3,003
                       A-      Aaa        4,000       Series B, Sub-Series B-1, 7.25% due 8/15/2004 (a)                    4,719
                       A-      Aaa          960       Series D, 9.50% due 8/01/2001 (a)                                    1,124
                       A-      A3           430       Series D, 6% due 2/15/2005 (a)                                         479
                       A-      A3         1,720       Series D, 6% due 2/15/2020                                           1,840


                                     6 & 7

                                            MuniVest Fund, Inc., August 31, 1998

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                       S&P    Moody's     Face                                                                           Value
STATE                Ratings  Ratings    Amount     Issue                                                               (Note 1a)
================================================================================================================================
New York                                            New York City, New York, Municipal Water Finance
(concluded)                                         Authority, Water and Sewer System Revenue Bonds:
                       AAA     Aaa      $11,920       RITR, Series 10, 6.82% due 6/15/2026 (j)                          $ 12,667
                       A-      A2         5,750       Series A, 5.50% due 6/15/2023                                        5,890
                       A-      A2         6,000       Series B, 5.75% due 6/15/2026                                        6,397
                                                    New York State Dormitory Authority Revenue Bonds
                                                    (State University Educational Facilities):
                       AAA     Aaa        9,075       Series A, 4.75% due 5/15/2025 (c)                                    8,755
                       A-      A3        16,700       Series B, 4.75% due 5/15/2028                                       15,809
                       AAA     Aaa        9,000     New York State Energy, Research and Development
                                                    Authority, Gas Facilities Revenue Bonds, RITR, Series 9,
                                                    7.07% due 1/01/2021 (c)(j)                                             9,868
                       NR*     VMIG1+       400     New York State, HFA, Revenue Bonds (East 84th
                                                    Street), VRDN, AMT, Series A, 2.95% due 11/01/2028
                                                    (g)                                                                      400
                       A+      Aaa        8,535     New York State Local Government Assistance
                                                    Corporation, Series B, 6.25% due 4/01/2002 (a)                         9,375
                       AAA     Baa1       6,000     New York State Thruway Authority, Service Contract
                                                    Revenue Bonds (Local Highway and Bridge), 6.375%
                                                    due 4/01/2002 (a)                                                      6,563
                       AA-     A1         2,750     Port Authority of New York and New Jersey,
                                                    Consolidated Revenue Bonds, 76th Series, AMT, 6.50%
                                                    due 11/01/2026                                                         2,953
                       A1      VMIG1+     1,600     Port Authority of New York and New Jersey, Special
                                                    Obligation Revenue Refunding Bonds (Versatile
                                                    Structure Obligation), VRDN, AMT, Series 1R, 3.75%
                                                    due 8/01/2028 (g)                                                      1,600
================================================================================================================================
North Carolina--1.2%   AA      Aa3        5,000     North Carolina Medical Care Commission, Health Care
                                                    Facilities Revenue Bonds (Duke University Health
                                                    System), Series A, 4.75% due 6/01/2028                                 4,763
                       AA-     Aa3        6,800     North Carolina Medical Care Commission, Hospital
                                                    Revenue Bonds (Pitt County Memorial Hospital), Series
                                                    A, 4.75% due 12/01/2028                                                6,405
================================================================================================================================
Ohio--1.2%             A1+     VMIG1+       900     Cuyahoga County, Ohio, Hospital Revenue Bonds (The
                                                    Cleveland Clinic), VRDN,
                                                    Series D, 3.60% due
                                                    1/01/2026 (g)                                                            900
                                                    Ohio HFA, S/F Mortgage Revenue Bonds, AMT (d):
                       AAA     Aaa        2,925       RIB, Series B-4, 9.842% due 3/31/2031 (j)                            3,283
                       AAA     NR*        2,935       Series C, 8.125% due 3/01/2020                                       3,055
                       AAA     NR*        3,350       Series C, 7.85% due 9/01/2021                                        3,540
================================================================================================================================
Pennsylvania--2.7%     AA-     A1         5,000     Chester County, Pennsylvania, Health and Educational
                                                    Facilities Authority, Health System Revenue Bonds
                                                    (Jefferson Health System), Series B, 5.375% due
                                                    5/15/2027                                                              5,062
                       AA+     Aa         4,005     Pennsylvania HFA, S/F Mortgage, AMT, Series U, 7.80%
                                                    due 10/01/2020                                                         4,192
                       AAA     Aaa        3,140     Pennsylvania State Turnpike Commission, Oil Franchise
                                                    Tax Revenue Bonds, Senior Series A, 4.75% due
                                                    12/01/2027 (h)                                                         3,008
                       AAA     Aaa       10,000     Pennsylvania State Higher Educational Assistance
                                                    Agency, Student Loan Revenue Bonds, AMT, RIB,
                                                    9.723% due 9/03/2026 (h)(j)                                           11,638
================================================================================================================================
Rhode Island--1.5%     AA+     A1         6,000     Rhode Island Housing and Mortgage Finance
                                                    Corporation, INFLOS, AMT, Series 8, 10.967% due
                                                    4/01/2024 (j)                                                          6,810
                       AAA     Aaa        6,000     Rhode Island State Health and Education Building
                                                    Corporation Revenue Bonds (Rhode Island Hospital),
                                                    INFLOS, 6.85% due 8/15/2021 (e)(f)(j)                                  6,612
================================================================================================================================
South Carolina--0.6%   AAA     Aaa        5,000     South Carolina State Public Service Authority, Revenue
                                                    Refunding Bonds, Series A, 5.75% due 1/01/2022 (c)                     5,358
================================================================================================================================
Texas--8.6%            AAA     Aaa        3,040     Copperas Cove, Texas, Independent School District, GO,
                                                    UT, 6.90% due 8/15/2004 (a)                                            3,501
                       AA-     Aa3        6,250     Guadalupe-Blanco River Authority, Texas, Sewage and
                                                    Solid Waste Disposal Facility Revenue Bonds (E.I. du
                                                    Pont de Nemours and Company Project), AMT, 6.40%
                                                    due 4/01/2026                                                          6,928
                       BBB     Baa1       4,000     Gulf Coast, Texas, IDA, IDR, Refunding (Champion
                                                    International Corp.), 7.125% due 4/01/2010                             4,428
                       NR*     VMIG1+       200     Gulf Coast, Texas, IDA, Solid Waste Disposal Revenue
                                                    Bonds (CITGO Petroleum Corp. Project), VRDN, AMT,
                                                    3.80% due 5/01/2025 (g)                                                  200
                       BBB-    Baa3       3,250     Gulf Coast, Texas, Waste Disposal Authority,
                                                    Environmental Improvement Revenue Refunding Bonds
                                                    (UXS Corp. Projects), 5.50% due 9/01/2017                              3,288
                       AA      Aa2        2,400     Harris County, Texas, Certificates of Obligation, Tax and
                                                    Revenue Bonds, 10% due 10/01/2002 (e)                                  2,938
                                                    Harris County, Texas, Health Facilities Development
                                                    Corporation, Hospital Revenue Bonds:
                       AAA     Aaa        1,485       (Hermann Hospital Project), 6.375% due 10/01/2004
                                                      (a)(c)                                                               1,682
                       NR*     A3         3,500       (Memorial Hospital Systems Project), Series A,
                                                      .60% due 6/01/2004 (a)                                               3,997
                       NR*     A3         2,500       (Memorial Hospital Systems Project), Series A,
                                                      .625% due 6/01/2004 (a)                                              2,858
                       A1+     NR*        2,050       (Methodist Hospital), VRDN, 3.65% due 12/01/2025
                                                      (g)                                                                  2,050
                       AA      Aa3        5,500       Refunding (School Health Care Systems), Series B,
                                                      6.25% due 7/01/2027                                                  6,606
                       AAA     Aa3        5,290       (Saint Luke's Episcopal Hospital Project), Series A,
                                                      6.625% due 2/15/2012 (e)                                             5,714
                       AA      Aa3       10,385     Harris County, Texas, Health Facilities Development
                                                    Corporation Revenue Bonds, RITR, Series 6, 7.495% due
                                                    12/01/2027 (j)                                                        11,781
                       AAA     Aaa        6,000     Houston, Texas, Water and Sewer System Revenue
                                                    Bonds, RITR, Series 5, 6.82% due 12/01/2027 (f)(j)                     6,293
                       AA      Aa2        5,000     Lower Neches Valley Authority, Texas, Industrial
                                                    Development Corporation, Sewer Facilities Revenue
                                                    Bonds (Mobil Oil Refining Corp. Project), AMT, 6.40%
                                                    due 3/01/2030                                                          5,489
                       A+      A2         2,500     Matagorda County, Texas, Port of Bay City Authority
                                                    Revenue Bonds (Hoechst Celanese Corp. Project), AMT,
                                                    6.50% due 5/01/2026                                                    2,786
                       AA      Aa         5,700     North Central Texas, Health Facility Development
                                                    Corporation Revenue Bonds (Baylor University Medical
                                                    Center), INFLOS, Series A, 9.979% due 5/15/2001 (a)(j)                 6,783
================================================================================================================================
Virginia--3.1%         BBB-    Baa3      10,000     Pocahontas Parkway Association, Virginia, Connector
                                                    Toll Road Revenue Bonds (Route 895), Senior Series A,
                                                    5.50% due 8/15/2028                                                   10,035
                                                    Virginia State, HDA, Commonwealth Mortgage Bonds:
                       AA+     NR*        2,950       AMT, Series G, Sub-Series G-2, 6.65% due 1/01/2019                   3,139
                       AA+     Aa1       10,000       Series H, 6.85% due 7/01/2014                                       10,309
                       AA+     Aa1        4,400       Series J, Sub-Series J-2, 6.75% due 7/01/2017                        4,727
================================================================================================================================
Washington--5.1%       AA+     Aa1        6,955     King County, Washington, GO, Series B, 6.625% due
                                                    12/01/2015                                                             8,207
                                                    Washington State Housing Finance Commission, S/F
                                                    Mortgage Revenue Refunding Bonds (d):
                       AAA     NR*        5,930       Series A, 7.70% due 7/01/2016                                        6,277
                       AAA     NR*        2,395       Series D, 6.95% due 7/01/2017 (b)                                    2,513
                       NR*     Aaa        1,540     Washington State Housing Finance Commission, S/F
                                                    Program, Series 3-N, 5.25% due 12/01/2017 (b)(d)                       1,555
                                                    Washington State Public Power Supply System,
                                                    Revenue Refunding Bonds (Nuclear Project No. 1):
                       AA-     Aa1        3,000       Series A, 7% due 7/01/2008                                           3,580
                       AA-     Aa1        5,000       Series B, 7.25% due 7/01/2009                                        5,964
                       AA-     Aa1       14,320       Series B, 7.125% due 7/01/2016                                      17,960
================================================================================================================================
Wisconsin--1.2%        AA      Aa2        6,000     Wisconsin State, GO, Series A, 6% due 5/01/2004                        6,590
                       NR*     A3         4,000     Wisconsin State Health and Educational Facilities
                                                    Authority, Revenue Refunding Bonds (Saint Claire
                                                    Hospital Project), 7% due 2/15/2011                                    4,349
================================================================================================================================


                                     8 & 9

                                            MuniVest Fund, Inc., August 31, 1998

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                       S&P    Moody's     Face                                                                           Value
STATE                Ratings  Ratings    Amount     Issue                                                               (Note 1a)
================================================================================================================================
Wyoming--1.6%          BBB-    Baa2     $ 7,475     Sweetwater County, Wyoming, Solid Waste Disposal
                                                    Revenue Bonds (FMC Corp. Project), AMT, Series B,
                                                    6.90% due 9/01/2024                                                  $ 8,269
                       NR*     Aa2        3,600     Uinta County, Wyoming, PCR, Refunding (Chevron
                                                    USA Inc. Project), VRDN, 3.25% due 8/15/2020 (g)                       3,600
                       AA      Aa2        2,500     Wyoming Community Development Authority, S/F
                                                    Mortgage, AMT, Series H, 7.10% due 6/01/2012                           2,693
================================================================================================================================
                       Total Investments (Cost--$850,753)--102.0%                                                        916,391

                       Liabilities in Excess of Other Assets--(2.0%)                                                     (18,121)
                                                                                                                        --------
                       Net Assets--100.0%                                                                               $898,270
                                                                                                                        ========
================================================================================================================================

      (a)   Prerefunded.
      (b)   FNMA Collateralized.
      (c)   MBIA Insured.
      (d)   GNMA Collateralized.
      (e)   Escrowed to maturity.
      (f)   FGIC Insured.
      (g)   The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at August 31, 1998.
      (h)   AMBAC Insured.
      (i)   FSA Insured.
      (j)   The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at August 31, 1998.
      *     Not Rated.
      **    Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
      +     Highest short-term rating by Moody's Investors Service, Inc.
      Ratings of issues shown have not been audited by Deloitte & Touche LLP.

      See Notes to Financial Statements.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                  As of August 31, 1998
=============================================================================================================================
Assets:           Investments, at value (identified cost--$850,752,944) (Note 1a) ...........                   $ 916,390,708
                  Receivables:
                       Securities sold ......................................................   $  19,976,715
                       Interest .............................................................      11,367,086      31,343,801
                                                                                                -------------
                  Prepaid expenses and other assets .........................................                          22,504
                                                                                                                -------------
                  Total assets ..............................................................                     947,757,013
                                                                                                                -------------
=============================================================================================================================
Liabilities:      Payables:
                       Securities purchased .................................................      48,304,336
                       Dividends to shareholders (Note 1e) ..................................         656,195
                       Investment adviser (Note 2) ..........................................         354,226      49,314,757
                                                                                                -------------
                  Accrued expenses and other liabilities ....................................                         172,266
                                                                                                                -------------
                  Total liabilities .........................................................                      49,487,023
                                                                                                                -------------
=============================================================================================================================
Net Assets:       Net assets ................................................................                   $ 898,269,990
                                                                                                                =============
=============================================================================================================================
Capital:          Preferred Stock, par value $.025 per share; 10,000,000 shares authorized
                  (11,000 shares of AMPS* issued and outstanding, at $25,000 per share
                  liquidation preference) (Note 4) ..........................................                   $ 275,000,000
                  Common Stock, par value $.10 per share; 150,000,000 shares authorized;
                  61,123,140 shares issued and outstanding (Note 4) .........................   $   6,112,314
                  Paid-in capital in excess of par ..........................................     563,529,671
                  Undistributed investment income--net ......................................       6,460,640
                  Accumulated realized capital losses on investments--net (Note 5) ..........     (18,470,399)
                  Unrealized appreciation on investments--net ...............................      65,637,764
                                                                                                -------------
                  Total--Equivalent to $10.20 net asset value per share of Common Stock
                  (market price--$10.00) ....................................................                     623,269,990
                                                                                                                -------------
                  Total capital .............................................................                   $ 898,269,990
                                                                                                                =============
=============================================================================================================================

      *     Auction Market Preferred Stock.

      See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                    For the Year Ended August 31, 1998
===============================================================================================================================
Investment          Interest and amortization of premium and discount earned ..................                   $  51,628,584
Income (Note 1d):
===============================================================================================================================
Expenses:           Investment advisory fees (Note 2) .........................................   $   4,431,767
                    Commission fees (Note 4) ..................................................         708,990
                    Transfer agent fees .......................................................         140,275
                    Accounting services (Note 2) ..............................................         111,575
                    Professional fees .........................................................          81,404
                    Custodian fees ............................................................          57,749
                    Printing and shareholder reports ..........................................          35,885
                    Pricing fees ..............................................................          26,305
                    Directors' fees and expenses ..............................................          25,951
                    Listing fees ..............................................................          14,500
                    Other .....................................................................          21,580
                                                                                                  -------------
                    Total expenses ............................................................                       5,655,981
                                                                                                                  -------------
                    Investment income--net ....................................................                      45,972,603
                                                                                                                  -------------
===============================================================================================================================
Realized &          Realized gain on investments--net .........................................                       8,274,227
Unrealized Gain on  Change in unrealized appreciation on investments--net .....................                      10,430,911
Investments--Net                                                                                                  -------------
(Notes 1b, 1d & 3): Net Increase in Net Assets Resulting from Operations ......................                   $  64,677,741
                                                                                                                  =============
===============================================================================================================================

      See Notes to Financial Statements


                                    10 & 11

                                            MuniVest Fund, Inc., August 31, 1998

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                  For the Year Ended August 31,
                                                                                                  -----------------------------
                    Increase (Decrease) in Net Assets:                                                 1998            1997
===============================================================================================================================
Operations:         Investment income--net ....................................................   $  45,972,603   $  47,172,381
                    Realized gain on investments--net .........................................       8,274,227       3,274,718
                    Change in unrealized appreciation on investments--net .....................      10,430,911      23,793,529
                                                                                                  -------------   -------------
                    Net increase in net assets resulting from operations ......................      64,677,741      74,240,628
                                                                                                  -------------   -------------
===============================================================================================================================
Dividends to        Investment income--net:
Shareholders          Common Stock ............................................................     (36,155,315)    (37,720,129)
(Note 1e):            Preferred Stock .........................................................      (9,767,310)     (9,545,790)
                                                                                                  -------------   -------------
                    Net decrease in net assets resulting from dividends to shareholders .......     (45,922,625)    (47,265,919)
                                                                                                  -------------   -------------
===============================================================================================================================
Net Assets:         Total increase in net assets ..............................................      18,755,116      26,974,709
                    Beginning of year .........................................................     879,514,874     852,540,165
                                                                                                  -------------   -------------
                    End of year* ..............................................................   $ 898,269,990   $ 879,514,874
                                                                                                  =============   =============
===============================================================================================================================
                   *Undistributed investment income--net ......................................   $   6,460,640   $   6,410,662
                                                                                                  =============   =============
===============================================================================================================================

      See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                         The following per share data and ratios have been
                         derived from information provided in the financial
                         statements.                                                      For the Year Ended August 31,
                                                                             ----------------------------------------------------
                         Increase (Decrease) in Net Asset Value: ..........      1998       1997       1996       1995       1994
=================================================================================================================================
Per Share Operating      Net asset value, beginning of year ...............  $   9.89   $   9.45   $   9.51   $   9.57   $  10.65
Performance:                                                                 --------   --------   --------   --------   --------
                         Investment income--net ...........................       .76        .77        .79        .81        .84
                         Realized and unrealized gain (loss) on investments
                         --net ............................................       .30        .45       (.06)       .10       (.78)
                                                                             --------   --------   --------   --------   --------
                         Total from investment operations .................      1.06       1.22        .73        .91        .06
                                                                             --------   --------   --------   --------   --------
                         Less dividends and distributions to Common Stock
                         shareholders:
                          Investment income--net ..........................      (.59)      (.62)      (.63)      (.64)      (.70)
                          Realized gain on investments--net ...............        --         --         --       (.12)      (.32)
                          In excess of realized gain on investments--net ..        --         --         --       (.04)        --
                                                                             --------   --------   --------   --------   --------
                         Total dividends and distributions to Common Stock
                         shareholders .....................................      (.59)      (.62)      (.63)      (.80)     (1.02)
                                                                             --------   --------   --------   --------   --------
                         Effect of Preferred Stock activity:
                          Dividends to Preferred Stock shareholders from
                          investment income--net ..........................      (.16)      (.16)      (.16)      (.17)      (.12)
                                                                             --------   --------   --------   --------   --------
                         Net asset value, end of year .....................  $  10.20   $   9.89   $   9.45   $   9.51   $   9.57
                                                                             ========   ========   ========   ========   ========
                         Market price per share, end of year ..............  $  10.00   $   9.50   $  9.125   $  8.563   $   8.50
                                                                             ========   ========   ========   ========   ========
=================================================================================================================================
Total Investment         Based on market price per share ..................     11.78%     11.25%     14.18%     10.88%    (16.29%)
Return:*                                                                     ========   ========   ========   ========   ========
                         Based on net asset value per share ...............      9.52%     11.84%      6.46%      9.38%      (.44%)
                                                                             ========   ========   ========   ========   ========
=================================================================================================================================
Ratios to Average        Expenses .........................................       .64%       .64%       .64%       .66%       .64%
Net Assets:**                                                                ========   ========   ========   ========   ========
                         Investment income--net ...........................      5.19%      5.40%      5.57%      5.91%      5.76%
                                                                             ========   ========   ========   ========   ========
=================================================================================================================================
Supplemental Data:       Net assets, net of Preferred Stock, end of year
                         (in thousands) ...................................  $623,270   $604,515   $577,540   $581,211   $584,680
                                                                             ========   ========   ========   ========   ========
                         Preferred Stock outstanding, end of year (in
                         thousands) .......................................  $275,000   $275,000   $275,000   $275,000   $275,000
                                                                             ========   ========   ========   ========   ========
                         Portfolio turnover ...............................    102.77%     78.02%     69.87%     71.95%    100.92%
                                                                             ========   ========   ========   ========   ========
=================================================================================================================================
Leverage:                Asset coverage per $1,000 ........................  $  3,266   $  3,198   $  3,100   $  3,113   $  3,126
                                                                             ========   ========   ========   ========   ========
=================================================================================================================================
Dividends Per            Series A--Investment income--net .................  $    890   $    872   $    895   $    922   $    633
Share on Preferred                                                           ========   ========   ========   ========   ========
Stock Outstanding:+      Series B--Investment income--net .................  $    902   $    871   $    903   $    946   $    637
                                                                             ========   ========   ========   ========   ========
                         Series C--Investment income--net .................  $    886   $    860   $    900   $    947   $    644
                                                                             ========   ========   ========   ========   ========
                         Series D--Investment income--net .................  $    880   $    868   $    901   $  1,014   $    633
                                                                             ========   ========   ========   ========   ========
                         Series E--Investment income--net .................  $    884   $    868   $    895   $    968   $    626
                                                                             ========   ========   ========   ========   ========
=================================================================================================================================

      * Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
      ** Do not reflect the effect of dividends to Preferred Stock shareholders.
      + Dividends per share have been adjusted to reflect a four-for-one stock split on December 1, 1994.

      See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniVest Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the American Stock Exchange under the symbol MVF. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an


                                    12 & 13

                                            MuniVest Fund, Inc., August 31, 1998

NOTES TO FINANCIAL STATEMENTS (concluded)

amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securi-ties, for the year ended August 31, 1998 were $879,645,500 and $878,895,358, respectively.

Net realized gains (losses) for the year ended August 31, 1998 and net unrealized gains as of August 31, 1998 were as follows:

--------------------------------------------------------------------------------
                                                  Realized           Unrealized
                                               Gains (Losses)          Gains
--------------------------------------------------------------------------------
Long-term investments ...................       $ 12,835,729        $ 65,637,764
Financial futures contracts .............         (4,561,502)                 --
                                                ------------        ------------
Total ...................................       $  8,274,227        $ 65,637,764
                                                ============        ============
--------------------------------------------------------------------------------

As of August 31, 1998, net unrealized appreciation for Federal income tax purposes aggregated $65,637,459, of which $66,041,736 related to appreciated securities and $404,277 related to depreciated securities. The aggregate cost of investments at August 31, 1998 for Federal income tax purposes was $850,753,249.

4. Capital Stock Transactions:

Common Stock

At August 31, 1998, the Fund had one class of shares of Common Stock, par value $.10 per share, of which 150,000,000 shares were authorized. Shares issued and outstanding during the years ended August 31, 1998 and August 31, 1997 remained constant.

Preferred Stock

The Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.025 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods for each series. The Fund is authorized to issue 10,000,000 shares of Preferred Stock. The yields in effect August 31, 1998 were as follows: Series A, 3.38%; Series B, 3.39%; Series C, 3.43%; Series D, 3.43%; and Series E, 3.25%.

Shares issued and outstanding during the years ended August 31, 1998 and August 31, 1997 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate of approximately one-quarter of 1% calculated on the proceeds of each auction. For the year ended August 31, 1998, MLPF&S, an affiliate of FAM, received $325,194 as commissions.

5. Capital Loss Carryforward:

At August 31, 1998, the Fund had a net capital loss carryforward of approximately $3,631,000, all of which expires in 2004. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

On September 8, 1998, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.050732 per share, payable on September 29, 1998 to shareholders of record as of September 22, 1998.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders, MuniVest Fund, Inc.

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniVest Fund, Inc. as of August 31, 1998, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniVest Fund, Inc. as of August 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
October 6, 1998

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.


                                    14 & 15

Officers and Directors

Arthur Zeikel, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Fred K. Stuebe, Vice President
Gerald M. Richard, Treasurer
Patrick D. Sweeney, Secretary

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

ASE Symbol

MVF

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
IBJ Schroder Bank & Trust Company
One State Street
New York, NY 10004

This report, including the financial information herein, is transmitted to the shareholders of MuniVest Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniVest Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                          #10787--8/98

[RECYCLE LOGO] Printed on post-consumer recycled paper